    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON NOVEMBER 17, 2000


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 17, 2000

                                  dELiA*S INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

   DELAWARE                       0-21869                          13-3914035
(STATE OR OTHER              (COMMISSION FILE NO.)               (IRS EMPLOYER
JURISDICTION OF                                                  IDENTIFICATION
INCORPORATION)                                                       NUMBER)

435 HUDSON STREET
NEW YORK, NEW YORK                                                   10014
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                           (ZIP CODE)


                                 (212) 807-9060
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

CERTAIN STATEMENTS CONTAINED HEREIN ARE FORWARD-LOOKING STATEMENTS (WITHIN THE MEANING OF SECTION 27A OF THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND SECTION 21E OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (THE "EXCHANGE ACT")). FORWARD-LOOKING STATEMENTS IN THIS PERIODIC REPORT ON FORM 8-K, INCLUDING BUT NOT LIMITED TO THOSE RELATED TO CONSUMMATION OF THE PROPOSED MERGER, EXPECTATIONS RELATING TO FUTURE FINANCIAL PERFORMANCE, SYNERGIES RESULTING FROM THE MERGER, THE EXPANSION AND GROWTH OF THE COMPANY'S BUSINESSES ARE MADE PURSUANT TO THE SAFE HARBOR PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. FORWARD-LOOKING STATEMENTS GENERALLY RELATE TO FUTURE RESULTS OR EVENTS. THE TERMS "BELIEVES," "EXPECTS," "INTENDS," "ANTICIPATES" OR "PLANS" AND SIMILAR EXPRESSIONS ARE INTENDED TO IDENTIFY SOME OF THE FORWARD-LOOKING STATEMENTS CONTAINED IN THIS PRESS RELEASE. FORWARD-LOOKING STATEMENTS INVOLVE A NUMBER OF RISKS, UNCERTAINTIES AND OTHER FACTORS BEYOND OUR CONTROL, WHICH MAY CAUSE MATERIAL DIFFERENCES IN ACTUAL RESULTS, PERFORMANCE OR OTHER EXPECTATIONS. THESE FACTORS INCLUDE, BUT ARE NOT LIMITED TO, THE CONDITION OF THE FINANCIAL MARKETS GENERALLY; THE RISK THAT DELIA*S AND ITURF'S BUSINESSES WILL NOT BE INTEGRATED SUCCESSFULLY; COSTS RELATED TO THE MERGER; OUR ABILITY TO DIVEST NON-CORE ASSETS ON SATISFACTORY TERMS OR AT ALL; ACCESS TO FINANCING TO FUND OPERATIONS AND THE EXPANSION STRATEGIES OF EACH BUSINESS; INCREASES IN THE COST OF MATERIALS, PRINTING, PAPER, POSTAGE, SHIPPING AND LABOR; TIMING AND QUANTITY OF CATALOG AND ELECTRONIC MAILINGS; RESPONSE RATES; OUR ABILITY TO LEVERAGE INVESTMENTS MADE IN INFRASTRUCTURE TO SUPPORT EXPANSION; ACCEPTANCE OF NEW RETAIL CONCEPTS; AVAILABILITY OF ACCEPTABLE STORE SITES AND LEASE TERMS; ABILITY TO OPEN NEW STORES; POSSIBILITY OF INCREASING COMPARABLE STORE SALES; ADVERSE WEATHER CONDITIONS AND OTHER FACTORS AFFECTING RETAIL STORES GENERALLY; LEVELS OF COMPETITION; ITURF'S ABILITY TO SELL ADVERTISING; CHANGES IN THE GROWTH RATE OF INTERNET USAGE AND ONLINE USER TRAFFIC LEVELS; LEVELS OF DEMAND FOR INTERNET ADVERTISING; THE ABILITY TO RETAIN KEY PERSONNEL; THE ABILITY OF COMPUTER SYSTEMS TO SCALE WITH GROWTH IN ONLINE TRAFFIC; DIFFICULTIES IN INTEGRATING ACQUISITIONS OF NEW BUSINESSES AND TECHNOLOGY; GENERAL ECONOMIC CONDITIONS; CHANGES IN THE GROWTH RATE OF INTERNET USAGE AND ONLINE USER TRAFFIC LEVELS, GENERAL ECONOMIC CONDITIONS AND OTHER FACTORS AFFECTING RETAIL SALES; OUR ABILITY TO ANTICIPATE AND RESPOND TO FASHION TRENDS; OUR DEPENDENCE ON THIRD PARTIES; AND OTHER FACTORS DETAILED ELSEWHERE IN THIS PERIODIC REPORT AND IN ITURF'S AND DELIA*S MOST RECENT PROXY STATEMENTS, ANNUAL REPORTS ON FORM 10-K AND QUARTERLY REPORTS ON FORM 10-Q FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.



Item 5.  Other Events.

     On November 17, 2000, at 1:00 p.m. local time, dELiA*s Inc. will hold a special meeting of its stockholders in Tarrytown, New York to approve the Agreement and Plan of Merger, dated as of August 16, 2000, as amended October 12, 2000, among dELiA*s Inc., iTurf Inc. and iTurf Breakfast Corp. Attached hereto as Exhibit 1 and incorporated herein by reference is the text of a slide presentation and excerpts from prepared remarks given by management at that meeting.


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

          (A)    FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

                 Not Required

          (B)    PRO FORMA FINANCIAL INFORMATION

                 Not Required.

          (C)    EXHIBITS

         Exhibit 1 Text of Management Slide Presentation and Excerpts from Prepared Remarks Given at a Special Meeting of Stockholder of dELiA*s Inc. on November 17, 2000.

                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: November 16, 2000                dELiA*s Inc.

                                        By:    /s/ Stephen I. Kahn
                                               --------------------------
                                               Stephen I. Kahn
                                               Chairman of the Board and
                                               Chief Executive Officer